UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

**In re** Forticell Bioscience, Inc.
**Debtor**

**Case No.** 08-14665 (MG)
**Reporting Period:** 4/30/2009

**Federal Tax I.D. #** 11-3068704

## CORPORATE MONTHLY OPERATING REPORT

**File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.**
*(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)*

| REQUIRED DOCUMENTS | Form No. | Document Attached | Explanation Attached |
|---|---|---|---|
| Schedule of Cash Receipts and Disbursements | MOR-1 | X | |
| Bank Reconciliation (or copies of debtor's bank reconciliations) | MOR-1 (CONT) | X | |
| Copies of bank statements | | X | |
| Cash disbursements journals | | X | |
| Statement of Operations | MOR-2 | X | |
| Balance Sheet | MOR-3 | X | |
| Status of Post-petition Taxes | MOR-4 | X | |
| Copies of IRS Form 6123 or payment receipt | | X | |
| Copies of tax returns filed during reporting period | | N/A | |
| Summary of Unpaid Post-petition Debts | MOR-4 | X | |
| Listing of Aged Accounts Payable | | X | |
| Accounts Receivable Reconciliation and Aging | MOR-5 | N/A | |
| Taxes Reconciliation and Aging | MOR-5 | X | |
| Payments to Insiders and Professional | MOR-6 | X | |
| Post Petition Status of Secured Notes, Leases Payable | MOR-6 | N/A | |
| Debtor Questionnaire | MOR-7 | X | |

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor  Date

Signature of Authorized Individual* /s/ Alan W. Schoenbart  Date 5/15/2009

Printed Name of Authorized Individual Alan W. Schoenbart, CEO/ CFO  Date 5/15/2009

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 4/30/2009

## SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor's books and not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

| | BANK ACCOUNTS | | | | |
|---|---|---|---|---|---|
| ACCOUNT NUMBER (LAST 4) | OPER | PAYROLL | TAX | OTHER | CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS) |
| **CASH BEGINNING OF MONTH** | 315 | | | 56 | 371 |
| **RECEIPTS** | | | | | |
| CASH SALES | | | | | |
| ACCOUNTS RECEIVABLE - PREPETITION | | | | | |
| ACCOUNTS RECEIVABLE - POSTPETITION | | | | | |
| LOANS AND ADVANCES | 10,600 | | | | 10,600 |
| SALE OF ASSETS | | | | | |
| OTHER *(ATTACH LIST)* | 151 | | | - | 151 |
| TRANSFERS *(FROM DIP ACCTS)* | | | | | - |
| **TOTAL RECEIPTS** | 10,751 | - | - | - | 10,751 |
| **DISBURSEMENTS** | | | | | |
| NET PAYROLL | | | | | |
| PAYROLL TAXES | 476 | | | | 476 |
| SALES, USE, & OTHER TAXES | | | | | |
| INVENTORY PURCHASES | | | | | |
| SECURED/ RENTAL/ LEASES | | | | | |
| INSURANCE | | | | | - |
| ADMINISTRATIVE | 3,873 | | | | 3,873 |
| SELLING | | | | | - |
| OTHER *(ATTACH LIST)* | 600 | | | | 600 |
| OWNER DRAW * | | | | | - |
| TRANSFERS *(TO DIP ACCTS)* | | | | | - |
| PROFESSIONAL FEES | | | | | - |
| U.S. TRUSTEE QUARTERLY FEES | 325 | | | | 325 |
| COURT COSTS | | | | | |
| **TOTAL DISBURSEMENTS** | 5,274 | | | | 5,274 |
| | | | | | |
| NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS) | 5,477 | | | - | 5,477 |
| | | | | | |
| CASH – END OF MONTH | 5,792 | | | 56 | 5,848 |

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

### THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

| | |
|---|---|
| **TOTAL DISBURSEMENTS** | 5,274 |
| LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS | - |
| PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts) | - |
| **TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES** | 5,274 |

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 4/30/2009

# BANK RECONCILIATIONS

**Continuation Sheet for MOR-1**

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.
(Bank account numbers may be redacted to last four numbers.)

| | Operating<br>#  | Payroll<br># | Tax<br># | Other<br># |
|---|---|---|---|---|
| **BALANCE PER BOOKS** | 5,792 | | | 56 |
| BANK BALANCE | 10,220 | | | 56 |
| (+) DEPOSITS IN TRANSIT *(ATTACH LIST)* | | | | |
| (-) OUTSTANDING CHECKS *(ATTACH LIST)*: | 4,428 | | | |
| OTHER *(ATTACH EXPLANATION)* | | | | |
| **ADJUSTED BANK BALANCE *** | 5,792 | | | 56 |

*"Adjusted Bank Balance" must equal "Balance per Books"

| DEPOSITS IN TRANSIT | Date | Amount | Date | Amount |
|---|---|---|---|---|
| | | | | |
| | | | | |
| | | | | |
| | | | | |

| CHECKS OUTSTANDING | Ck. # | Amount | Ck. # | Amount |
|---|---|---|---|---|
| Emerging Technologies | 2032 | 700 | | |
| Extra Space Storage | 2033 | 693 | | |
| Fedex | 2034 | 75 | | |
| Verizon Online | 2035 | 500 | | |
| Verizon Wireless | 2036 | 548 | | |
| Vintage Filings | 2037 | 765 | | |
| US Trustee | 2038 | 325 | | |
| Melvin Silberklang | 2039 | 222 | | |
| Alan Schoenbart | 2040 | 600 | | |
| | | | | |
| | | 4,428 | | |
| | | | | |
| | | | | |
| | | | | |

**OTHER**

In re Forticell Bioscience, Inc. Case No. 08-14665 (MG)
Debtor Reporting Period: 4/30/2009

## STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

| REVENUES | MONTH | CUMULATIVE -FILING TO DATE |
|---|---|---|
| Gross Revenues | - | - |
| Less: Returns and Allowances | | |
| Net Revenue | - | - |
| **COST OF GOODS SOLD** | | |
| Beginning Inventory | - | - |
| Add: Purchases | | |
| Add: Cost of Labor | | |
| Add: Other Costs *(attach schedule)* | | |
| Less: Ending Inventory | | |
| Cost of Goods Sold | | |
| Gross Profit | - | - |
| **OPERATING EXPENSES** | | |
| Advertising | | |
| Auto and Truck Expense | | |
| Bad Debts | | |
| Contributions | | |
| Employee Benefits Programs | 502 | 4,326 |
| Officer/Insider Compensation* | 28,000 | 143,786 |
| Insurance | | 13,208 |
| Management Fees/Bonuses | | |
| Office Expense | | 166 |
| Pension & Profit-Sharing Plans | | |
| Repairs and Maintenance | | |
| Rent and Lease Expense | 26,500 | 161,500 |
| Salaries/Commissions/Fees | | |
| Supplies | 112 | 112 |
| Taxes - Payroll | | 2,137 |
| Taxes - Real Estate | | |
| Taxes - Other | | (500) |
| Travel and Entertainment | 215 | 1,838 |
| Utilities | 650 | 4,138 |
| Other *(attach schedule)* | 77,706 | 217,554 |
| Total Operating Expenses Before Depreciation | 133,685 | 548,265 |
| Depreciation/Depletion/Amortization | | 84,192 |
| Net Profit (Loss) Before Other Income & Expenses | (133,685) | (632,457) |
| **OTHER INCOME AND EXPENSES** | | |
| Other Income *(attach schedule)* | - | (117,580) |
| Interest Expense | 10 | 10 |
| Other Expense *(attach schedule)* | | |
| Net Profit (Loss) Before Reorganization Items | (133,695) | (514,887) |

In re Forticell Bioscience, Inc. Case No. 08-14665 (MG)
Debtor Reporting Period: 4/30/2009

| REORGANIZATION ITEMS | | |
|---|---|---|
| Professional Fees | | 1,175 |
| U. S. Trustee Quarterly Fees | 325 | 975 |
| Interest Earned on Accumulated Cash from Chapter 11 *(see continuation sheet)* | | |
| Gain (Loss) from Sale of Equipment | | |
| Other Reorganization Expenses *(attach schedule)* | | |
| Total Reorganization Expenses | 325 | 2,150 |
| Income Taxes | | |
| Net Profit (Loss) | (134,020) | (517,037) |

*"Insider" is defined in 11 U.S.C. Section 101(31).

**BREAKDOWN OF "OTHER" CATEGORY**

OTHER COSTS

| | | |
|---|---|---|
| | | |
| | | |
| | | |
| | | |
| | | |

OTHER OPERATIONAL EXPENSES

| | | |
|---|---|---|
| Accounting | | (4,521) |
| Bank charges | 41 | 143 |
| PMA response expenses | 54,900 | 58,225 |
| Computer consulting | 700 | 1,600 |
| Dues and Subcriptions | | 296 |
| Filing fees | 465 | 1,784 |
| Legal | | 260 |
| Offsite storage | 342 | 2,048 |
| Patents | | 7,464 |
| Payroll Service Fees | 177 | 1,584 |
| Postage and delivery | 16 | 196 |
| Refrigerated Liquid Nitrogen | 1,065 | 11,167 |
| Share based compensation | | 41,000 |
| Temporary help | 20,000 | 95,000 |
| Transfer agent | | 1,308 |
| | 77,706 | 217,554 |

OTHER INCOME

| | | |
|---|---|---|
| Dividends | | (336) |
| NYC tax refund | | - |
| Insurance Recovery | | (32,847) |
| Hapto | | (63,255) |
| Sale of equipment/ prototypes | | (20,354) |
| Uncleared old outstanding checks | | (788) |
| | - | (117,580) |

OTHER EXPENSES

| | | |
|---|---|---|
| | | |

In re Forticell Bioscience, Inc. Case No. 08-14665 (MG)

Debtor Reporting Period: 4/30/2009

| | | |
|---|---|---|
| | | |
| | | |

OTHER REORGANIZATION EXPENSES

| | | |
|---|---|---|
| | | |
| | | |
| | | |
| | | |

**Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:**

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Forticell Bioscience, Inc.
**Debtor**

**Case No.** 08-14665 (MG)
**Reporting Period:** 4/30/2009

## BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

| *ASSETS* | *BOOK VALUE AT END OF CURRENT REPORTING MONTH* | *BOOK VALUE AT END OF PRIOR REPORTING MONTH* | *BOOK VALUE ON PETITION DATE OR SCHEDULED* |
|---|---|---|---|
| *CURRENT ASSETS* | | | |
| Unrestricted Cash and Equivalents | 5,847 | 371 | 25,384 |
| Restricted Cash and Cash Equivalents *(see continuation sheet)* | | | |
| Accounts Receivable (Net) | | | |
| Notes Receivable | | | |
| Inventories | | | |
| Prepaid Expenses | 171 | 322 | |
| Professional Retainers | | | |
| Other Current Assets *(attach schedule)* | 489,116 | 489,116 | 425,861 |
| *TOTAL CURRENT ASSETS* | 495,134 | 489,809 | 451,245 |
| *PROPERTY & EQUIPMENT* | | | |
| Real Property and Improvements | - | - | - |
| Machinery and Equipment | 2,363,147 | 2,363,147 | 2,363,147 |
| Furniture, Fixtures and Office Equipment | 866,212 | 866,212 | 866,212 |
| Leasehold Improvements | 1,158,088 | 1,158,088 | 1,158,088 |
| Vehicles | - | - | - |
| Less: Accumulated Depreciation | 4,291,653 | 4,291,653 | 4,259,915 |
| *TOTAL PROPERTY & EQUIPMENT* | 95,794 | 95,794 | 127,532 |
| *OTHER ASSETS* | | | |
| Amounts due from Insiders* | | | |
| Other Assets *(attach schedule)* | 283,799 | 283,799 | 394,249 |
| *TOTAL OTHER ASSETS* | 283,799 | 283,799 | 394,249 |
| *TOTAL ASSETS* | 874,727 | 869,402 | 973,026 |

| *LIABILITIES AND OWNER EQUITY* | *BOOK VALUE AT END OF CURRENT REPORTING MONTH* | *BOOK VALUE AT END OF CURRENT REPORTING MONTH* | *BOOK VALUE ON PETITION DATE* |
|---|---|---|---|
| *LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)* | | | |
| Accounts Payable | 89,027 | 34,183 | - |
| Taxes Payable *(refer to FORM MOR-4)* | | | |
| Wages Payable | | | |
| Notes Payable | 12,297 | 2,297 | |
| Rent / Leases - Building/Equipment | | | |
| Secured Debt / Adequate Protection Payments | | | |
| Professional Fees | | | |
| Amounts Due to Insiders* | | | |
| Other Post-petition Liabilities *(attach schedule)* | 374,152 | 299,652 | - |
| *TOTAL POST-PETITION LIABILITIES* | 475,476 | 336,132 | - |
| *LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)* | | | |
| Secured Debt | 5,000,000 | 5,000,000 | 5,000,000 |
| Priority Debt | - | - | - |
| Unsecured Debt | 3,242,622 | 3,242,621 | 3,335,360 |
| *TOTAL PRE-PETITION LIABILITIES* | 8,242,622 | 8,242,621 | 8,335,360 |
| *TOTAL LIABILITIES* | 8,718,098 | 8,578,753 | 8,335,360 |
| *OWNERS' EQUITY* | | | |
| Capital Stock | 29,085,967 | 29,085,967 | 29,085,967 |
| Additional Paid-In Capital | 136,646,917 | 136,646,917 | 136,610,917 |
| Partners' Capital Account | - | - | - |
| Owner's Equity Account | - | - | - |
| Retained Earnings - Pre-Petition | (168,059,218) | (168,059,218) | (168,059,218) |
| Retained Earnings - Post-petition | (517,037) | (383,017) | - |
| Adjustments to Owner Equity *(attach schedule)* | (5,000,000) | (5,000,000) | (5,000,000) |
| Post-petition Contributions *(attach schedule)* | - | - | - |
| *NET OWNERS' EQUITY* | (7,843,371) | (7,709,351) | (7,362,334) |
| **TOTAL LIABILITIES AND OWNERS' EQUITY** | 874,727 | 869,402 | 973,026 |

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 4/30/2009

**BALANCE SHEET - continuation section**

| ASSETS | BOOK VALUE AT END OF CURRENT REPORTING MONTH | BOOK VALUE AT END OF PRIOR REPORTING MONTH | BOOK VALUE ON PETITION DATE |
|---|---|---|---|
| Other Current Assets | | | |
| Due from Hapto Israel | 489,116 | 489,116 | 425,861 |
| | | | |
| | | | |
| Other Assets | | | |
| Patents | 283,799 | 283,799 | 336,254 |
| Security deposit - landlord | | | - |
| | 283,799 | 283,799 | 336,254 |
| | | | |

| LIABILITIES AND OWNER EQUITY | BOOK VALUE AT END OF CURRENT REPORTING MONTH | | BOOK VALUE ON PETITION DATE |
|---|---|---|---|
| Other Post-petition Liabilities | | | |
| Rent accrual | 161,500 | 135,000 | - |
| Legal accrual | 497 | 497 | |
| Utilities | 572 | 572 | - |
| Accrued compensation | 210,100 | 162,100 | - |
| Delaware franchise | 1,250 | 1,250 | - |
| Sales tax payable | 233 | 233 | - |
| | 374,152 | 299,652 | - |
| Adjustments to Owner's Equity | | | |
| Treasury stock | (5,000,000) | (5,000,000) | (5,000,000) |
| | | | |
| | | | |
| Post-Petition Contributions | | | |
| | | | |
| | | | |
| | | | |

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 4/30/2009

## STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

| Federal | Beginning Tax | Amount Withheld and/or Accrued | Amount Paid | Date Paid | Check # or EFT | Ending Tax |
|---|---|---|---|---|---|---|
| Withholding | - | - | | | | |
| FICA-Employee | | | | | | |
| FICA-Employer | | | | | | |
| Unemployment | | | | | | |
| Income | | | | | | |
| Other: | | | | | | |
| Total Federal Taxes | - | - | - | | - | - |
| **State and Local** | | | | | | |
| Withholding | | | | | | |
| Sales | | | | | | |
| Excise | | | | | | |
| Unemployment | 476 | | 476 | 4/6/2009 | ADP | 0 |
| Real Property | | | | | | |
| Personal Property | | | | | | |
| Other: | | | | | | |
| Total State and Local | 476 | - | 476 | | | - |
| | | | | | | |
| **Total Taxes** | - | | | | | - |

## SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.

| | | Number of Days Past Due | | | | |
|---|---|---|---|---|---|---|
| | Current | 0-30 | 31-60 | 61-90 | Over 91 | Total |
| Accounts Payable | 57,109 | 4,918 | 10,377 | 5,965 | 10,658 | 89,027 |
| Wages Payable | 48,000 | 48,000 | 48,000 | 63,000 | 3,100 | 210,100 |
| Taxes Payable | | | | | | |
| Rent/Leases-Building | 26,500 | 30,000 | 30,000 | 35,000 | 40,000 | 161,500 |
| Rent/Leases-Equipment | | | | | | |
| Secured Debt/Adequate Protection Payments | | | | | | |
| Professional Fees | | | | | | |
| Amounts Due to Insiders | | | | | | |
| Other Accruals | - | 574 | 728 | | | 1,302 |
| Other: | 10,000 | 1,250 | 2,297 | | | 13,547 |
| **Total Post-petition Debts** | 141,609 | 84,742 | 91,402 | 103,965 | 53,758 | 475,476 |

**Explain how and when the Debtor intends to pay any past due post-petition debts.**

Lease amount is accrued for but only $26,500 current portion is expected by Columbia in May

Other post petition debts are expected to be paid when funding comes in.

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 4/30/2009

# ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

| Accounts Receivable Reconciliation | Amount |
|---|---|
| Total Accounts Receivable at the beginning of the reporting period | |
| Plus: Amounts billed during the period | |
| Less: Amounts collected during the period | |
| Total Accounts Receivable at the end of the reporting period | |

| Accounts Receivable Aging | 0-30 Days | 31-60 Days | 61-90 Days | 91+ Days | Total |
|---|---|---|---|---|---|
| 0 - 30 days old | | | | | |
| 31 - 60 days old | | | | | |
| 61 - 90 days old | | | | | |
| 91+ days old | | | | | |
| Total Accounts Receivable | | | | | |
| | | | | | |
| Less: Bad Debts (Amount considered uncollectible) | | | | | |
| | | | | | |
| Net Accounts Receivable | | | | | |

# TAXES RECONCILIATION AND AGING

| Taxes Payable | 0-30 Days | 31-60 Days | 61-90 Days | 91+ Days | Total |
|---|---|---|---|---|---|
| 0 - 30 days old | | | | | |
| 31 - 60 days old | | | | | |
| 61 - 90 days old | | | | | |
| 91+ days old | | | | | |
| Total Taxes Payable | | | | | |
| Total Accounts Payable | | | | | - |

In re Forticell Bioscience, Inc.
**Debtor**

Case No. 08-14665 (MG)
Reporting Period: 4/30/2009

## PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

| INSIDERS | | | |
|---|---|---|---|
| NAME | TYPE OF PAYMENT | AMOUNT PAID | TOTAL PAID TO DATE |
| Alan W. Schoenbart | Salary | - | 30,346 |
| CFO & CEO | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| TOTAL PAYMENTS TO INSIDERS | | | |

| PROFESSIONALS | | | | | |
|---|---|---|---|---|---|
| NAME | DATE OF COURT ORDER AUTHORIZING PAYMENT | AMOUNT APPROVED | AMOUNT PAID | TOTAL PAID TO DATE | TOTAL INCURRED & UNPAID* |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| TOTAL PAYMENTS TO PROFESSIONALS | | | | | |

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

## POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

| NAME OF CREDITOR | SCHEDULED MONTHLY PAYMENT DUE | AMOUNT PAID DURING MONTH | TOTAL UNPAID POST-PETITION |
|---|---|---|---|
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |
| TOTAL PAYMENTS | | | |

In re Forticell Bioscience, Inc.
Debtor

Case No. 08-14665 (MG)
Reporting Period: 4/30/2009

# DEBTOR QUESTIONNAIRE

| | **Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.** | **Yes** | **No** |
|---|---|---|---|
| 1 | Have any assets been sold or transferred outside the normal course of business this reporting period? | | X |
| 2 | Have any funds been disbursed from any account other than a debtor in possession account this reporting period? | | X |
| 3 | Is the Debtor delinquent in the timely filing of any post-petition tax returns? | | X |
| 4 | Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies? | X * | |
| 5 | Is the Debtor delinquent in paying any insurance premium payment? | X * | |
| 6 | Have any payments been made on pre-petition liabilities this reporting period? | | X |
| 7 | Are any post petition receivables (accounts, notes or loans) due from related parties? | | X |
| 8 | Are any post petition payroll taxes past due? | | X |
| 9 | Are any post petition State or Federal income taxes past due? | | X |
| 10 | Are any post petition real estate taxes past due? | | X |
| 11 | Are any other post petition taxes past due? | | X |
| 12 | Have any pre-petition taxes been paid during this reporting period? | | X |
| 13 | Are any amounts owed to post petition creditors delinquent? | | X |
| 14 | Are any wage payments past due? | X ** | |
| 15 | Have any post petition loans been been received by the Debtor from any party? | X *** | |
| 16 | Is the Debtor delinquent in paying any U.S. Trustee fees? | | X |
| 17 | Is the Debtor delinquent with any court ordered payments to attorneys or other professionals? | | X |
| 18 | Have the owners or shareholders received any compensation outside of the normal course of business? | | X |

* General Liability expired and we are looking to secure new coverage
NY State Insurance Fund (workers comp) retroactively billed us for the prepetition period covering 10/11/07 to 10/11/08 in late January 2009 and expected payment of retro amount of over $7,000 immediately. We did not pay. We believe insurance was cancelled on 3/25/09.
** To the CEO/CFO.
*** Yes, from the CEO and former CSO in the aggregate amount of $5,000; and $10,000 from a yet to be named dip financier.